UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2024

EVERSOURCE ENERGY

(Exact name of registrant as specified in its charter)

Massachusetts	001-05324	04-2147929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive, Springfield, Massachusetts, 01104

(Address of principal executive offices, including zip code)

(800) 286-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $5.00 par value per share	ES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of the chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of the chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2	Financial Information

Item 2.02	Results of Operations and Financial Condition.

The information set forth under Item 8.01 is incorporated by reference into this Item 2.02.

Section 7	Regulation FD

Item 7.01	Regulation FD Disclosure.

On January 24, 2024, Sunrise Wind, an offshore wind project jointly owned 50 percent by Eversource Energy (“Eversource”) and 50 percent by Ørsted, issued a news release announcing that Ørsted has signed an agreement with Eversource to acquire Eversource’s 50 percent share of Sunrise Wind, a 924 MW offshore wind farm, which would deliver power to New York. The acquisition is subject to the successful award of Sunrise Wind in the ongoing New York 4 solicitation for offshore wind capacity, signing of an OREC (“Offshore Wind Renewable Energy Certificates”) contract with the New York State Energy Research and Development Authority (“NYSERDA”), finalization of acquisition agreements, receipt of construction and operations plan (“COP”), and relevant regulatory approvals.

The news release is attached as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission (“SEC”) nor incorporated by reference in any registration statement filed by Eversource or any subsidiary thereof under the Securities Act of 1933, as amended, unless specified otherwise.

Section 8	Other Events

Item 8.01	Other Events.

On January 24, 2024, Sunrise Wind, an offshore wind project jointly owned 50 percent by Eversource and 50 percent by Ørsted, issued a news release announcing that Ørsted has signed an agreement with Eversource to acquire Eversource’s 50 percent share of Sunrise Wind, a 924 MW offshore wind farm, which would deliver power to New York. The acquisition is subject to the successful award of Sunrise Wind in the ongoing New York 4 solicitation for offshore wind capacity, signing of an OREC contract with NYSERDA, finalization of acquisition agreements, receipt of construction and operations plan, and relevant regulatory approvals.

If Sunrise Wind is not successful in the solicitation, then the existing OREC contract for Sunrise Wind will be cancelled per the state’s requirements, and Eversource and Ørsted’s 50/50 joint venture for Sunrise Wind will remain in place. In that scenario, the joint venture will evaluate its next steps. If the project is provisionally awarded, a new contract will be negotiated with NYSERDA under the updated terms of the current solicitation.

As the most mature offshore wind project in New York’s pipeline, Sunrise Wind is, if awarded in the New York 4 solicitation, expected to be completed in 2026, helping New York achieve its goal of reaching 70 percent renewable energy by 2030.

The Sunrise Wind design has been reviewed and accepted by all relevant state agencies, and the project has secured all major supplier and project labor agreements to commence construction shortly after award. Final federal permits are expected this summer.

Forward-Looking Statements

This Current Report on Form 8-K includes statements concerning Eversource’s expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events and other statements that are not historical facts, including the progress and anticipated timing of its offshore wind investment sale process, the potential terms thereof, participation in and outcome of rebidding in the New York RFP and its plans for building onshore interconnection systems. These statements are “forward-looking statements” within the meaning of U.S. federal securities laws. Generally, readers can identify these forward-looking statements through the use of words or phrases such as “estimate,” “expect,” “anticipate,” “intend,” “plan,” “project,” “believe,” “forecast,” “would,” “should,” “could” and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Forward-looking statements are based on the current expectations, estimates, assumptions or projections of management and are not guarantees of future performance. These expectations, estimates, assumptions or projections may vary materially from actual results. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, important factors that may cause our actual results or outcomes to differ materially from those contained in our forward-looking statements, including, but not limited to: our ability to complete the offshore wind investment sale process on the timeline or the terms we expect; the risk that we and the potential purchaser, or the potential purchaser and Ørsted, are unable to reach definitive agreements necessary to consummate the transactions described above; the outcome of the power purchase agreement bid process for Sunrise Wind and the risk of losing the bid to a competing offer; the ability to qualify for investment tax credits in the amounts we expect; variability in the costs and projected returns of the offshore wind projects and the risk of deterioration of market conditions in the offshore wind industry; cyberattacks or breaches, including those resulting in the compromise of the confidentiality of our proprietary information and the personal information of our customers; disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; changes in economic conditions, including impact on interest rates, tax policies, and customer demand and payment ability; ability or inability to commence and complete our major strategic development projects and opportunities; acts of war or terrorism, physical attacks or grid disturbances that may damage and disrupt our electric transmission and electric, natural gas, and water distribution systems; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; substandard performance of third-party suppliers and service providers; fluctuations in weather patterns, including extreme weather due to climate change; changes in business conditions, which could include disruptive technology or development of alternative energy sources related to our current or future business model; contamination of, or disruption in, our water supplies; changes in levels or timing of capital expenditures; changes in laws, regulations or regulatory policy, including compliance with environmental laws and regulations; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number	Description
99.1	News release of Sunrise Wind, dated January 24, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY
(Registrant)

January 24, 2024	By:	/s/ Jay S. Buth
Jay S. Buth
Vice President, Controller and Chief Accounting Officer